Exhibit 99.3

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Year Ended December 31, 2005




Consolidated Statements of Operations
(Unaudited; in thousands, except per share amounts)

                                                                          Three Months Ended               Year Ended
                                                                            December 31,                 December 31,
                                                                        ------------------------      ------------------------
                                                                           2005          2004            2005          2004
                                                                        -----------  -----------      -----------   ----------
 REVENUES:
 Minimum rents                                                          $ 155,704     $ 133,782       $ 549,368     $ 476,568
 Percentage rents                                                          10,194         5,502          23,166        15,951
 Other rents                                                                9,354         8,776          17,674        16,102
 Tenant reimbursements                                                     78,754        69,718         278,498       246,016
 Management, development and leasing fees                                   2,594         3,412          20,521         9,791
 Other                                                                      6,011         3,510          19,485        17,005
                                                                        -----------  -----------      -----------   ----------
 Total revenues                                                           262,611       224,700         908,712       781,433
                                                                        -----------  -----------      -----------   ----------

 EXPENSES:
 Property operating                                                        42,782        38,277         151,280       139,349
 Depreciation and amortization                                             49,564        38,700         179,651       142,012
 Real estate taxes                                                         20,741        15,494          68,116        58,066
 Maintenance and repairs                                                   13,909        11,879          50,559        43,527
 General and administrative                                                10,556        10,832          39,197        35,338
 Loss on impairment of real estate assets                                   1,072         3,080           1,334         3,080
 Other                                                                      5,188         2,737          15,444        16,373
                                                                        -----------  -----------      -----------   ----------
 Total expenses                                                           143,812       120,999         505,581       437,745
                                                                        -----------  -----------      -----------   ----------
 Income from operations                                                   118,799       103,701         403,131       343,688
 Interest income                                                              617           933           6,831         3,355
 Interest expense                                                         (56,361)      (47,945)       (208,183)     (177,219)
 Loss on extinguishment of debt                                            (5,243)            -          (6,171)            -
 Gain on sales of real estate assets                                            2         2,970          53,583        29,272
 Gain on sales of management contracts                                          -             -          21,619             -
 Equity in earnings of unconsolidated affiliates                            1,726         3,355           8,495        10,308
 Minority interest in earnings:
 Operating partnership                                                    (24,885)      (25,688)       (112,061)      (85,186)
 Shopping center properties                                                (1,218)       (1,333)         (4,879)       (5,365)
                                                                        -----------  -----------      -----------   ----------
 Income before discontinued operations                                     33,437        35,993         162,365       118,853
 Operating income (loss) of discontinued operations                          (138)          209             192         1,413
 Gain (loss) on discontinued operations                                         2             -             (82)          845
                                                                        -----------  -----------      -----------   ----------
 Net income                                                                33,301        36,202         162,475       121,111
 Preferred dividends                                                       (7,642)       (5,061)        (30,568)      (18,309)
                                                                        -----------  -----------      -----------   ----------
 Net income available to common shareholders                            $  25,659     $  31,141       $ 131,907     $ 102,802
                                                                        ===========  ===========      ===========   ==========
 Basic per share data:
 Income before discontinued operations, net of preferred dividends      $    0.41     $    0.50       $    2.09     $    1.63
 Discontinued operations                                                        -             -            0.01          0.04
                                                                        -----------  -----------      -----------   ----------
 Net income available to common shareholders                            $    0.41     $    0.50       $    2.10     $    1.67
                                                                        ===========  ===========      ===========   ==========
 Weighted average common shares outstanding                                62,806        62,150          62,956        61,602

 Diluted per share data:
 Income before discontinued operations, net of preferred dividends      $    0.40     $    0.48       $    2.02     $    1.57
 Discontinued operations                                                        -             -            0.01          0.04
                                                                        -----------  -----------      -----------   ----------
 Net income available to common shareholders                            $    0.40     $    0.48       $    2.03     $    1.61
                                                                        ===========  ===========      ===========   ==========
 Weighted average common and potential dilutive
 common shares outstanding                                                 64,717        64,588          65,115        64,004

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Year Ended December 31, 2005

The Company's calculation of FFO is as follows (in thousands, except per share data):

                                                                              Three Months Ended               Year Ended
                                                                                December 31,                 December 31,
                                                                             ------------------------    -------------------------
                                                                                2005          2004           2005          2004
                                                                             ----------   -----------    -----------    ----------

 Net income available to common shareholders                                 $ 25,659      $ 31,141        $131,907      $102,802
 Add:
 Depreciation and amortization from consolidated properties                    49,564        38,700         179,651       142,012
 Depreciation and amortization from unconsolidated affiliates                   3,083         1,539           9,210         6,144
 Depreciation and amortization from discontinued operations                     1,284           125           1,860           618
 Minority interest in earnings of operating partnership                        24,885        25,688         112,061        85,186
 Less:
 (Gain) loss on sales of operating real estate assets                             146            69         (42,562)      (23,696)
 Minority investors' share of depreciation and amortization                      (428)         (331)         (1,390)       (1,230)
 (Gain) loss on discontinued operations                                            (2)            -              82          (845)
 Depreciation and amortization of non-real estate assets                         (308)         (159)           (861)         (586)
                                                                             ----------   -----------    -----------    ----------
 Funds from operations                                                       $103,883      $ 96,772        $389,958      $310,405
                                                                             ==========   ===========    ===========    ==========

 Funds from operations applicable to Company shareholders                    $ 56,607      $ 53,028        $213,596      $169,725
                                                                             ==========   ===========    ===========    ==========
 Basic per share data:
 Funds from operations                                                       $   0.90      $   0.85        $   3.41      $   2.76
                                                                             ==========   ===========    ===========    ==========
Weighted average common shares outstanding with operating
   partnership units fully converted                                          115,160       113,418         114,440       112,280
 Diluted per share data:
 Funds from operations                                                       $   0.89      $   0.84        $   3.34      $   2.71
                                                                             ==========   ===========    ===========    ==========
Weighted average common and potential dilutive common shares
  outstanding with operating partnership units fully converted                117,071       115,854         116,599       114,684

 SUPPLEMENTAL FFO INFORMATION:

 Lease termination fees                                                      $  1,892      $    521        $  5,540      $  3,864
    Lease termination fees per share                                         $   0.02      $      -        $   0.05      $   0.03

 Straight-line rental income                                                 $  1,987      $    484        $  6,770      $  2,684
    Straight-line rental income per share                                    $   0.02      $      -        $   0.06      $   0.02

 Gains on outparcel sales                                                    $  1,258      $  1,226        $ 12,665      $  3,449
    Gains on outparcel sales per share                                       $   0.01      $   0.01        $   0.11      $   0.03

 Amortization of acquired above- and below-market leases                     $  1,874      $  1,280        $  6,507      $  3,656
    Amortization of acquired above- and below-market leases per share        $   0.02      $   0.01        $   0.06      $   0.03

 Amortization of debt premiums                                               $  1,842      $  1,698        $  7,347      $  5,418
    Amortization of debt premiums per share                                  $   0.02      $   0.01        $   0.06      $   0.05

 Gain (loss) on sales of non operating properties                            $   (274)     $  2,965        $  2,245      $  4,285
    Gain on sales of non operating properties per share                      $      -      $   0.03        $   0.02      $   0.04

 Loss on impairment of real estate assets                                    $ (1,072)     $ (3,080)       $ (1,334)     $ (3,080)
    Loss on impairment of real estate assets per share                       $  (0.01)     $  (0.03)       $  (0.01)     $  (0.03)

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Year Ended December 31, 2005


Same-Center Net Operating Income
(Dollars in thousands)

                                                                                       Three Months Ended         Year Ended
                                                                                          December 31,           December 31,
                                                                                      ---------------------  --------------------
                                                                                         2005       2004        2005      2004
                                                                                      ---------- ----------  --------- ----------
Net income                                                                              $ 33,301  $ 36,202    $162,475  $121,111

Adjustments:
Depreciation and amortization                                                             49,564    38,700     179,651   142,012
Depreciation and amortization from unconsolidated affiliates                               3,083     1,539       9,210     6,144
Depreciation and amortization from discontinued operations                                 1,284       125       1,860       618
Minority investors' share of depreciation and amortization in
   shopping center properties                                                               (428)     (331)     (1,390)   (1,230)
Interest expense                                                                          56,361    47,945     208,183   177,219
Interest expense from unconsolidated affiliates                                            3,514     2,433      12,583     7,169
Interest expense from discontinued operations                                                  -         -           -        20
Minority investors' share of interest expense in
   shopping center properties                                                               (799)     (319)     (1,959)   (1,451)
Loss on extinguishment of debt                                                             5,243         -       6,171        53
Abandoned projects expense                                                                    86       400         560     3,714
Gain on sales of real estate assets and management contracts                                  (2)   (2,970)    (75,202)  (29,272)
Loss on impairment of real estate assets                                                   1,072     3,080       1,334     3,080
Gain on sales of real estate assets of unconsolidated affiliates                            (821)   (1,147)     (3,671)   (1,886)
Minority interest in earnings of operating partnership                                    24,885    25,688     112,061    85,186
(Gain) loss on discontinued operations                                                        (2)        -          82      (845)
                                                                                      ---------- ----------  --------- ----------
Operating partnership's share of total NOI                                               176,341   151,345     611,948   511,642
General and administrative expenses                                                       10,556    10,832      39,197    35,338
Management fees and non-property level revenues                                           (4,916)   (5,322)    (29,113)  (17,878)
                                                                                      ---------- ----------  --------- ----------
Operating partnership's share of property NOI                                            181,981   156,855     622,032   529,102
NOI of non-comparable centers                                                            (41,778)  (20,886)   (120,872)  (55,577)
                                                                                      ---------- ----------  --------- ----------
Total same center NOI                                                                   $140,203  $135,969    $501,160  $473,525
                                                                                      ========== ==========  ========= ==========

Malls                                                                                   $130,365  $127,132   $ 463,475  $437,305
Associated centers                                                                         5,101     5,212      21,607    21,723
Community centers                                                                          1,166       771       4,668     3,976
Other                                                                                      3,571     2,854      11,410    10,521
                                                                                      ---------- ----------  --------- ----------
Total same center NOI                                                                   $140,203  $135,969    $501,160  $473,525
                                                                                      ========== ==========  ========= ==========

Percentage Change:
Malls                                                                                       2.5%                  6.0%
Associated centers                                                                         -2.1%                 -0.5%
Community centers                                                                          51.2%                 17.4%
Other                                                                                      25.1%                  8.4%
                                                                                      ----------             ---------
Total same center NOI                                                                       3.1%                  5.8%
                                                                                      ==========             =========

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Year Ended December 31, 2005


Company's Share of Consolidated and Unconsolidated Debt
(Dollars in thousands)

                                                                                      December 31, 2005
                                                                    ------------------------------------------------------
                                                                        Fixed Rate       Variable Rate        Total
                                                                    -------------------  -------------  ------------------
Consolidated debt                                                          $ 3,281,939    $ 1,059,116         $ 4,341,055
Minority investors' share of consolidated debt                                 (51,950)             -             (51,950)
Company's share of unconsolidated affiliates' debt                             216,026         26,600             242,626
                                                                    -------------------  -------------  ------------------
Company's share of consolidated and unconsolidated debt                    $ 3,446,015    $ 1,085,716         $ 4,531,731
                                                                    ===================  =============  ==================
Weighted average interest rate                                                   5.99%          5.33%               5.83%
                                                                    ===================  =============  ==================

                                                                                       December 31, 2004
                                                                    ------------------------------------------------------
                                                                        Fixed Rate       Variable Rate        Total
                                                                    -------------------  -------------  ------------------
Consolidated debt                                                          $ 2,688,186    $   683,493         $ 3,371,679
Minority investors' share of consolidated debt                                 (52,914)             -             (52,914)
Company's share of unconsolidated affiliates' debt                             104,114         68,908             173,022
                                                                    -------------------  -------------  ------------------
Company's share of consolidated and unconsolidated debt                    $ 2,739,386    $   752,401         $ 3,491,787
                                                                    ===================  =============  ==================
Weighted average interest rate                                                   6.35%          3.44%               5.72%
                                                                    ===================  =============  ==================


Debt-To-Total-Market Capitalization Ratio as of December 31, 2005
(In thousands, except stock price)

                                                                         Shares
                                                                       Outstanding       Stock Price (1)      Value
                                                                    -------------------  -------------  ------------------
Common stock and operating partnership units                                   115,438    $   39.51           $ 4,560,955
8.75% Series B Cumulative Redeemable Preferred Stock                             2,000    $   50.00               100,000
7.75% Series C Cumulative Redeemable Preferred Stock                               460    $  250.00               115,000
7.375% Series D Cumulative Redeemable Preferred Stock                              700    $  250.00               175,000
                                                                                                        ------------------
Total market equity                                                                                             4,950,955
Company's share of total debt                                                                                   4,531,731
                                                                                                        ------------------
Total market capitalization                                                                                   $ 9,482,686
                                                                                                        ==================
Debt-to-total-market capitalization ratio                                                                           47.8%
                                                                                                        ==================

(1) Stock price for common stock and operating partnership units equals the closing price of the common stock on December 30, 2005. The stock price for the preferred stock represents the liquidation preference of each respective series of preferred stock.

Reconciliation of Shares and Operating Partnership Units Outstanding (In thousands)

                                                             Three Months Ended                     Year Ended
                                                                December 31,                       December 31,
                                                     ----------------------------------  ---------------------------------
2005:                                                   Basic            Diluted            Basic            Diluted
                                                     -------------  -------------------  -------------  ------------------
Weighted average shares - EPS                              62,806               64,717         62,956              65,115
Weighted average operating partnership units               52,354               52,354         51,484              51,484
                                                     -------------  -------------------  -------------  ------------------
Weighted average shares- FFO                              115,160              117,071        114,440             116,599
                                                     =============  ===================  =============  ==================

2004:
Weighted average shares - EPS                              62,150               64,588         61,602              64,004
Weighted average operating partnership units               51,268               51,266         50,678              50,680
                                                     -------------  -------------------  -------------  ------------------
Weighted average shares- FFO                              113,418              115,854        112,280             114,684
                                                     =============  ===================  =============  ==================


Dividend Payout Ratio

                                                             Three Months Ended                     Year Ended
                                                                December 31,                       December 31,
                                                     ----------------------------------  ---------------------------------
                                                         2005              2004              2005             2004
                                                     -------------  -------------------  -------------  ------------------
Weighted average dividend per share                      $ 0.5478             $ 0.4094       $ 1.7769            $ 1.5012
FFO per diluted, fully converted share                   $   0.89             $   0.84       $   3.34            $   2.71
                                                     -------------  -------------------  -------------  ------------------
Dividend payout ratio                                       61.6%                48.7%          53.2%               55.4%
                                                     =============  ===================  =============  ==================

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Year Ended December 31, 2005


Consolidated Balance Sheets
(Preliminary and unaudited,  in thousands)

                                                                      December 31,     December 31,
                                                                          2005            2004
                                                                      ------------     ------------
 ASSETS
 Real estate assets:
 Land                                                                  $  776,989       $  659,782
 Buildings and improvements                                             5,698,669        4,670,462
                                                                      ------------     ------------
                                                                        6,475,658        5,330,244
 Less: accumulated depreciation                                          (727,907)        (575,464)
                                                                      ------------     ------------
                                                                        5,747,751        4,754,780
 Real estate assets held for sale                                          63,168           61,607
 Developments in progress                                                 133,509           78,393
                                                                      ------------     ------------
 Net investment in real estate assets                                   5,944,428        4,894,780
 Cash and cash equivalents                                                 30,056           25,766
 Receivables:
 Tenant, net of allowance                                                  55,038           38,409
 Other                                                                      6,235           13,706
 Mortgage notes receivable                                                 18,117           27,804
 Investment in unconsolidated affiliates                                   84,138           84,782
 Other assets                                                             214,292          119,253
                                                                      ------------     ------------
                                                                       $6,352,304       $5,204,500
                                                                      ============     ============
 LIABILITIES AND SHAREHOLDERS' EQUITY
 Mortgage and other notes payable                                      $4,341,055       $3,359,466
 Mortgage notes payable on real estate assets held for sale                     -           12,213
 Accounts payable and accrued liabilities                                 320,252          212,064
                                                                      ------------     ------------
 Total liabilities                                                      4,661,307        3,583,743
                                                                      ------------     ------------
 Commitments and contingencies
 Minority interests                                                       609,475          566,606
                                                                      ------------     ------------
 Shareholders' equity:
 Preferred stock, $.01 par value                                               32               32
 Common stock, $.01 par value                                                 625              626
 Additional paid-in capital                                             1,037,764        1,025,479
 Deferred compensation                                                     (8,895)          (3,081)
 Other comprehensive income                                                   288                -
 Retained earnings                                                         51,708           31,095
                                                                      ------------     ------------
 Total shareholders' equity                                             1,081,522        1,054,151
                                                                      ------------     ------------
                                                                       $6,352,304       $5,204,500
                                                                      ============     ============

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Year Ended December 31, 2005

The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company's ability to incur and service debt.

Ratio of EBITDA to Interest Expense
(Dollars in thousands)

                                                                          Three Months Ended          Year Ended
                                                                             December 31,            December 31,
                                                                        ---------------------   ---------------------
                                                                           2005       2004         2005       2004
                                                                        ----------  ---------   ---------  ----------
EBITDA:
Net Income                                                              $ 33,301    $ 36,202     $162,475   $121,111

Adjustments:
Depreciation and amortization                                             49,564      38,700      179,651    142,012
Depreciation and amortization from unconsolidated affiliates               3,083       1,539        9,210      6,144
Depreciation and amortization from discontinued operations                 1,284         125        1,860        618
Minority investors' share of depreciation and amortization in
   shopping center properties                                               (428)       (331)      (1,390)    (1,230)
Interest expense                                                          56,361      47,945      208,183    177,219
Interest expense from unconsolidated affiliates                            3,514       2,433       12,583      7,169
Interest expense from discontinued operations                                  -           -            -         20
Minority investors' share of interest expense in
   shopping center properties                                               (799)       (319)      (1,959)    (1,451)
Income taxes                                                                 268         493        1,938      2,066
Loss on extinguishment of debt                                             5,243           -        6,171          -
Loss on impairment of real estate assets                                   1,072       3,080        1,334      3,080
Abandoned projects expense                                                    86         400          560      3,714
(Gain) loss on sales of operating real estate assets                         146          69      (42,562)   (23,696)
Gain on sales management contracts                                             -           -      (21,619)         -
Minority interest in earnings of operating partnership                    24,885      25,688      112,061     85,186
(Gain) loss on discontinued operations                                        (2)          -           82       (845)
                                                                        ----------  ---------   ---------  ----------
Company's share of total EBITDA                                         $177,578    $156,024     $628,578   $521,117
                                                                        ==========  =========   =========  ==========


Interest Expense:
Interest expense                                                        $ 56,361    $ 47,945    $ 208,183   $177,219
Interest expense from discontinued operations                                  -           -            -         20
Interest expense from unconsolidated affiliates                            3,514       2,433       12,583      7,169
Minority investors' share of interest expense in
   shopping center properties                                               (799)       (319)      (1,959)    (1,451)
                                                                        ----------  ---------   ---------  ----------
Company's share of total interest expense                               $ 59,076    $ 50,059    $ 218,807   $182,957
                                                                        ==========  =========   =========  ==========

Ratio of EBITDA to Interest Expense                                         3.01        3.12         2.87       2.85
                                                                        ==========  =========   =========  ==========

Reconciliation of EBITDA to Cash Flows Provided By Operating Activities (In thousands)

                                                                         Three Months Ended          Year Ended
                                                                            December 31,            December 31,
                                                                       ----------------------  ----------------------
                                                                          2005        2004         2005       2004
                                                                       ----------  ----------  ----------  ----------
Company's share of total EBITDA                                        $ 177,578   $ 156,024    $ 628,578  $ 521,117
Interest expense                                                         (56,361)    (47,945)    (208,183)  (177,239)
Minority investors' share of interest expense in
   shopping center properties                                                799         319        1,959      1,451
Income taxes                                                                (268)       (493)      (1,938)    (2,066)
Amortization of deferred financing costs and non-real estate               2,013       1,864        7,701      7,199
   depreciation included in operating expense
Amortization of debt premiums                                             (1,842)     (1,660)      (7,347)    (5,262)
Amortization of above and below market leases                             (1,874)     (1,240)      (6,507)    (3,515)
Depreciation and interest expense from unconsolidated affiliates          (6,597)     (3,972)     (21,793)   (13,313)
Minority investors' share of depreciation and amortization in                428         331        1,390      1,230
       shopping center properties
Minority interest in earnings - shopping center properties                 1,218       1,333        4,879      5,365
Equity in earnings of unconsolidated affiliates                           (1,726)          -       (8,495)         -
Distributions of equity in earnings from unconsolidated affiliates         1,721           -        7,359          -
Gains on outparcel sales                                                    (148)     (3,048)     (11,021)    (5,887)
Accelerated  vesting of stock-based compensation                               -           -          736          -
Issuances of stock under incentive plan                                     (242)        517          609      1,870
Amortization of deferred compensation                                        553         203        1,826        655
Accrual of deferred compensation                                             120         431          780        776
Changes in operating assets and liabilities                               31,650       7,291       26,932      6,816
                                                                       ----------  ----------  ----------  ----------
Cash flows provided by operating activities                            $ 147,022   $ 109,955    $ 417,465  $ 339,197
                                                                       ==========  ==========  ==========  ==========

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Year Ended December 31, 2005

New and Renewal Leasing Activity of Same Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

                                                         New                      New
                            Square      Prior Base    Initial Base % Change    Average Base  % Change
    Property Type            Feet        Rent PSF      Rent PSF     Initial     Rent PSF     Average
-----------------------   ------------ -------------- -----------  ----------  -----------  -----------
Quarter:
Stabilized Malls              609,354        $ 24.15     $ 24.43        1.2%      $ 24.87         3.0%
Associated centers             15,723          15.88       20.40       28.5%        20.52        29.2%
Community centers               8,469          18.76       18.51       -1.3%        18.51        -1.3%
Other                           3,942          12.50       13.59        8.7%        13.59         8.7%
TOTAL                         637,488        $ 23.80     $ 24.18        1.6%      $ 24.61         3.4%


Year To Date:
Stabilized Malls            2,235,715        $ 25.18     $ 26.10        3.7%      $ 26.72         6.1%
Associated centers            101,624          13.54       16.91       24.9%        17.26        27.5%
Community centers              54,469          16.56       16.67        0.7%        16.69         0.8%
Other                           8,364          15.69       17.66       12.5%        17.89        14.0%
TOTAL                       2,400,172        $ 24.46     $ 25.47        4.1%      $ 26.06         6.5%


Stabilized Mall Leasing Activity of Same Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

                                                         New                      New
                            Square      Prior Base    Initial Base % Change    Average Base  % Change
   Stabilized Malls          Feet        Rent PSF      Rent PSF     Initial     Rent PSF     Average
-----------------------   ------------ -------------- -----------  ----------  -----------  -----------
Quarter:
New leases                    196,454        $ 26.94     $ 28.03        4.0%      $ 28.92         7.3%
Renewal leases                412,900          22.82       22.72       -0.4%        22.95         0.6%
                              609,354        $ 24.15     $ 24.43        1.2%      $ 24.87         3.0%

Year To Date:
New leases                    730,243        $ 26.73     $ 28.97        8.4%      $ 30.17        12.9%
Renewal leases              1,505,470          24.43       24.72        1.2%        25.04         2.5%
                            2,235,713        $ 25.18     $ 26.10        3.7%      $ 26.72         6.1%


Total Leasing Activity of All Small Shop Spaces Compared to Expiring Tenants of Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

                                                                                % Change of Total
                                                                     Total      Leased to Total
                                          Leased        Total      Expiring         Expiring
                            Leased     Average Base    Expiring    Average Base    Average Base
    Property Type         Square Feet    Rent PSF     Square Feet  Rent PSF          Rent PSF
-----------------------   ------------ -------------- -----------  ----------   ------------------
Quarter:
Stabilized Malls              672,349        $ 25.42     549,517     $ 24.27          4.8%
Associated centers             35,103          15.94      28,978       14.32         11.3%
Community centers               7,369          20.13       7,369       20.23         -0.5%
Other                           3,942          13.59       2,106       12.50          8.7%
TOTAL                         718,763        $ 24.84     587,970     $ 23.68          4.9%

Year To Date:
Stabilized Malls            2,469,878        $ 26.81   2,534,655     $ 24.50          9.4%
Associated centers            125,354          16.36     116,488       14.04         16.5%
Community centers              61,819          15.66      56,650       13.06         19.9%
Other                          12,205          18.24       6,827       17.04          7.0%
TOTAL                       2,669,256        $ 26.02   2,714,620     $ 23.80          9.3%


Total Leasing Activity of All Small Shop Spaces Compared to Expiring Tenants of Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

                                                                   % Change
                                                                   Over                                   Average   % Change
                                                       Average     Expiring                               Base      of
                                 New Leases            Base Rent   Leases                                 Rent      Renewal
                          ---------------------------  PFS of      Average     -------------------------  PSF of    Average
                                       Average Base    Expiring    Base                     Average Base  Expiring  Base
                          Square Feet    Rent PSF      Leases(1)   Rent PSF    Square Feet   Rent PSF     Renewals  Rent PSF
                          ------------ -------------- -----------  ----------  -----------  ------------ --------- ---------
Quarter:
Stabilized Malls              259,449        $ 29.35     $ 28.63        2.5%      412,900      $ 22.95    $ 22.82      0.6%
Associated centers             25,375          14.29       14.72       -2.9%        9,728        20.24      13.51     49.8%
Community centers               1,200          17.70       19.08       -7.2%        6,169        20.60      20.46      0.7%
Other                           1,836          13.33         N/A         N/A        2,106        13.82      12.50     10.6%
TOTAL                         287,860        $ 27.88     $ 26.85        3.8%      430,903      $ 22.81    $ 22.52      1.3%

Year To Date:
Stabilized Malls              964,408        $ 29.56     $ 24.61       20.1%    1,505,470      $ 25.04    $ 24.43      2.5%
Associated centers             74,002          16.42       14.18       15.8%       51,352        16.28      13.86     17.4%
Community centers              23,000          18.12       14.99       20.9%       38,819        14.21      12.18     16.7%
Other                           7,951          18.01       17.68        1.8%        4,254        18.67      16.65     12.1%
TOTAL                       1,069,361        $ 28.32     $ 23.83       18.8%    1,599,895      $ 24.48    $ 23.77      3.0%

(1) Excluding Renewals


Average Annual Base Rents Per Square Foot By Property Type of Small Shop Space Less Than 20,000 Square Feet Excluding Junior Anchors

                              As of December 31
                          ---------------------------
                             2005          2004
                          ------------ --------------
Stabilized Malls              $ 26.87        $ 25.60
Non-stabilized Malls            27.41          26.33
Associated centers              10.55           9.77
Community centers                9.61           8.12
Other                           19.33          19.10

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Year Ended December 31, 2005

Schedule of Mortgage and Other Notes Payable as of December 31, 2005 (Dollars In thousands )

                                                                                                                 Balance
                                                                      Maturity     Interest             -------------------------
Location                             Property                           Date         Rate    Balance        Fixed        Variable
-----------------------              ----------------------------     ---------    -------- ----------   --------       ---------
Operating Properties:
Layton, UT                           Layton Hills Mall                 Mar-06       5.290%  $ 102,850    $       -      $ 102,850
Chesapeake, VA                       Greenbrier Mall                   Apr-06       5.370%     92,650            -         92,650
Akron, OH                            Chapel Hill Mall                  May-06       5.320%     64,000            -         64,000
Akron, OH                            Chapel Hill Surburban             May-06       5.370%      2,500            -          2,500
Midland, MI                          Midland Mall                      Jun-06       5.375%     30,000            -         30,000
Chattanooga, TN                      Hamilton Place                    Mar-07       7.000%     61,640       61,640              -
Cincinnati, OH                       Eastgate Crossing                 Apr-07       6.380%      9,980        9,980              -
Charleston, SC                       Citadel Mall                      May-07       7.390%     29,939       29,939              -
Highpoint, NC                        Oak Hollow Mall                   Feb-08       7.310%     43,073       43,073              -
Winston-Salem, NC                    Hanes Mall                        Jul-08       7.310%    105,990      105,990              -
Nashville, TN                        Courtyard At Hickory Hollow       Aug-08       6.770%      4,010        4,010              -
Nashville, TN                        Hickory Hollow Mall               Aug-08       6.770%     86,136       86,136              -
Nashville, TN                        Rivergate Mall                    Aug-08       6.770%     69,614       69,614              -
Nashville, TN                        Village At Rivergate              Aug-08       6.770%      3,288        3,288              -
Lansing, MI                          Meridian Mall                     Oct-08       4.520%     91,090       91,090              -
Cary, NC                             Cary Towne Center                 Mar-09       6.850%     86,114       86,114              -
Joplin, MO                           Northpark Mall                    Mar-09       5.500%     40,682       40,682              -
Daytona Beach, FL                    Volusia Mall                      Mar-09       4.750%     53,721       53,721              -
Fairview Heights, IL                 St. Clair Square                  Apr-09       7.000%     65,596       65,596              -
Terre Haute, IN                      Honey Creek Mall                  Apr-09       4.750%     32,178       32,178              -
Meridian, MS                         Bonita Lakes Crossing             Oct-09       6.820%      8,081        8,081              -
Meridian, MS                         Bonita Lakes Mall                 Oct-09       6.820%     25,789       25,789              -
Cincinnati, OH                       Eastgate Mall (a)                 Dec-09       4.550%     56,335       56,335              -
Little Rock, AR                      Park Plaza Mall                   May-10       4.900%     40,757       40,757              -
Spartanburg, SC                      Westgate Crossing                 Jul-10       8.420%      9,483        9,483              -
Burnsville, MN                       Burnsville Center                 Aug-10       8.000%     68,272       68,272              -
Roanoke, VA                          Valley View Mall                  Sep-10       5.100%     43,840       43,840              -
Beaumont, TX                         Parkdale Crossing                 Sep-10       5.010%      8,570        8,570              -
Beaumont, TX                         Parkdale Mall                     Sep-10       5.010%     54,274       54,274              -
Nashville, TN                        Coolsprings Galleria              Sep-10       6.222%    128,574      128,574              -
Stroud, PA                           Stroud Mall                       Dec-10       8.420%     31,252       31,252              -
Wausau, WI                           Wausau Center                     Dec-10       6.700%     12,927       12,927              -
York, PA                             York Galleria                     Dec-10       8.340%     49,965       49,965              -
Lexington, KY                        Fayette Mall                      Jul-11       7.000%     93,028       93,028              -
Chattanooga, TN                      Hamilton Corner                   Aug-11      10.125%      2,023        2,023              -
Asheville,  NC                       Asheville Mall                    Sep-11       6.980%     67,780       67,780              -
Ft. Smith, AR                        Massard Crossing                  Feb-12       7.540%      5,792        5,792              -
Houston, TX                          Willowbrook Plaza                 Feb-12       7.540%     29,636       29,636              -


                                       8

                                                                                                                 Balance
                                                                      Maturity     Interest             -------------------------
Location                             Property                           Date         Rate    Balance        Fixed        Variable
-----------------------              ----------------------------     ---------    -------- ----------   --------       ---------

Vicksburg, MS                        Pemberton Plaza                   Feb-12       7.540%      1,979        1,979              -
Fayetteville, NC                     Cross Creek Mall                  Apr-12       5.000%     62,645       62,645              -
Colonial Heights, VA                 Southpark Mall                    May-12       5.100%     36,655       36,655              -
Asheboro, NC                         Randolph Mall                     Jul-12       6.500%     14,740       14,740              -
Douglasville, GA                     Arbor Place                       Jul-12       6.510%     76,525       76,525              -
Douglasville, GA                     The Landing At Arbor Place        Jul-12       6.510%      8,638        8,638              -
Jackson, TN                          Old Hickory Mall                  Jul-12       6.510%     33,803       33,803              -
Louisville, KY                       Jefferson Mall                    Jul-12       6.510%     42,629       42,629              -
North Charleston, SC                 Northwoods Mall                   Jul-12       6.510%     61,033       61,033              -
Racine, WI                           Regency Mall                      Jul-12       6.510%     33,427       33,427              -
Saginaw, MI                          Fashion Square                    Jul-12       6.510%     58,591       58,591              -
Spartanburg, SC                      Westgate Mall                     Jul-12       6.500%     52,953       52,953              -
Chattanooga, TN                      CBL Center                        Aug-12       6.250%     14,369       14,369              -
Panama City, FL                      Panama City Mall                  Aug-12       7.300%     39,290       39,290              -
Livonia, MI                          Laurel Park Place                 Dec-12       5.000%     50,297       50,297              -
Monroeville, PA                      Monroeville Mall                  Jan-13       5.300%    129,990      129,990              -
Greensburg, PA                       Westmoreland Mall                 Jan-13       5.050%     79,996       79,996              -
Columbia, SC                         Columbia Place                    Oct-13       5.450%     32,471       32,471              -
Laredo, TX                           Mall del Norte                    Dec-14       5.040%    113,400      113,400              -
Brookfield, WI                       Brookfield Square                 Nov-15       5.075%    104,876      104,876              -
Madison, WI                          East Towne Mall                   Nov-15       5.000%     79,807       79,807              -
Madison, WI                          West Towne Mall                   Nov-15       5.000%    112,728      112,728              -
Rockford, IL                         Cherryvale Mall                   Nov-15       5.000%     93,774       93,774              -
Bloominton, IL                       Eastland Mall                     Dec-15       5.850%     59,400       59,400              -
Decatur, IL                          Hickory Point Mall                Dec-15       5.850%     33,116       33,116              -
Overland Park, KS                    Oak Park Mall                     Dec-15       5.850%    275,700      275,700              -
Janesville, WI                       Janesville Mall                   Apr-16       8.375%     12,816       12,816              -
                                                                                           -----------  -----------     ---------
                                                                                            3,527,077    3,235,077        292,000
                                                                                           -----------  -----------     ---------
Weighted average interest rate                                                                  5.98%        6.04%          5.33%

Debt Premiums:
Colonial Heights, VA                 Southpark Mall                    May-12       5.100%      3,538        3,538              -
Daytona Beach, FL                    Volusia Mall                      Apr-09       4.750%      3,085        3,085              -
Fayetteville, NC                     Cross Creek Mall                  Apr-12       5.000%      7,800        7,800              -
Joplin, MO                           Northpark Mall                    Jul-12       5.500%        612          612              -
Little Rock, AR                      Park Plaza Mall                   May-10       4.900%      5,849        5,849              -
Livonia, MI                          Laurel Park Place                 Dec-12       5.000%      9,806        9,806              -
Monroeville, PA                      Monroeville Mall                  Jan-13       5.300%      3,063        3,063              -
Roanoke, VA                          Valley View Mall                  Sep-10       5.100%      6,273        6,273              -
Terre Haute, IN                      Honey Creek Mall                  Apr-09       4.750%      2,161        2,161              -
                                                                                           -----------  -----------     ---------
                                                                                               42,187       42,187              -
                                                                                           -----------  -----------     ---------
Weighted average interest rate                                                                  5.01%        5.01%              -

Total Loans On Operating Properties And Debt Premiums                                       3,569,258    3,277,258        292,000
                                                                                           -----------  -----------     ---------
Weighted average interest rate                                                                  5.97%       6.02%           5.33%

Construction Loans:
Lexington, KY                        The Plaza at Fayette              Dec-06       5.910%      8,550            -          8,550


                                       9

                                                                                                                 Balance
                                                                      Maturity     Interest             -------------------------
Location                             Property                           Date         Rate    Balance        Fixed        Variable
-----------------------              ----------------------------     ---------    -------- ----------   --------       ---------
Southaven, MS                        Southaven Towne Center            Jun-07       5.970%     23,649            -         23,649
Ft. Myers, FL                        Gulf Coast Town Center            Sep-08       5.625%     42,020            -         42,020
Stillwater, OK                       Lakeview Pointe                   Nov-08       5.487%      2,612            -          2,612
                                                                                           -----------  -----------     ---------
                                                                                               76,831            -         76,831
                                                                                           -----------  -----------     ---------

Lines of Credit                                                                     5.300%    690,285            -        690,285
                                                                                           -----------  -----------     ---------
Weighted average interest rate

Other                                                                                           4,681        4,681              -
                                                                                           -----------  -----------     ---------

Total Consolidated Debt                                                                   $ 4,341,055  $ 3,281,939    $ 1,059,116
Weighted average interest rate                                                                  5.85%       6.02%           5.33%

Plus CBL'S Share Of Unconsolidated Affiliates' Debt:
Paducah, KY                          Kentucky Oaks Mall                Jun-07       9.000%     15,254       15,254              -
Huntsville, AL                       Parkway Place                     Jun-08       5.300%     26,600            -         26,600
Del Rio, TX                          Plaza del Sol                     Aug-10       9.150%      1,524        1,524              -
Myrtle Beach, SC                     Coastal Grand-Myrtle Beach        Oct-14       5.090%     48,808       48,808              -
El Centro, CA                        Imperial Valley Mall              Sep-15       4.985%     35,913       35,913              -
Raleigh, NC                          Triangle Town Center              Dec-15       5.737%    100,000      100,000              -
Clarksville, TN                      Governor's Square Mall            Sep-16       8.230%     14,527       14,527              -
                                                                                           -----------  -----------     ---------
                                                                                              242,626      216,026         26,600
                                                                                           -----------  -----------     ---------

Less Minority Interests' Share Of Consolidated Debt:                   Minority Interest %
Chattanooga, TN                      CBL Center                       8.0000%       6.250%     (1,150)      (1,150)             -
Chattanooga, TN                      Hamilton Corner                  10.0000%      10.125%      (202)        (202)             -
Chattanooga, TN                      Hamilton Place                   10.0000%      7.000%     (6,164)      (6,164)             -
Ft. Smith, AR                        Massard Crossing                 10.0000%      7.540%     (5,213)      (5,213)             -
Highpoint, NC                        Oak Hollow Mall                  25.0000%      7.310%    (10,768)     (10,768)             -
Houston, TX                          Willowbrook Plaza                10.0000%      7.540%    (26,672)     (26,672)             -
Vicksburg, MS                        Pemberton Plaza                  10.0000%      7.310%     (1,781)      (1,781)            -
                                                                                           -----------  -----------     ---------
                                                                                              (51,950)     (51,950)            -
                                                                                           -----------  -----------     ---------

Company's Share Of Consolidated And Unconsolidated Debt                                    $ 4,531,731  $ 3,446,015   $ 1,085,716
                                                                                           =========== ============    ===========
Weighted average interest rate                                                                   5.83%        5.99%          5.33%

Total Debt of Unconsolidated Affiliates:
Paducah, KY                          Kentucky Oaks Mall                Jun-07       9.000%   $ 30,507     $ 30,507            $ -
Huntsville, AL                       Parkway Place                     Jun-08       5.300%     53,200            -         53,200
Del Rio, TX                          Plaza del Sol                     Aug-10       9.150%      3,012        3,012              -
Myrtle Beach, SC                     Coastal Grand-Myrtle Beach (b)    Oct-14       5.090%     97,615       97,615              -
El Centro, CA                        Imperial Valley Mall              Sep-15       4.985%     59,855       59,855              -
Releigh, NC                          Triangle Town Center              Dec-15       9.000%    200,000      200,000              -
Clarksville, TN                      Governor's Square Mall            Sep-16       8.230%     30,584       30,584              -
                                                                                           -----------  -----------     ---------
                                                                                            $ 474,773    $ 421,573       $ 53,200
                                                                                           ==========   ==========      =========
Weighted average interest rate                                                                  5.85%        5.92%          5.30%

(a) Eastgate Mall - Represents a first mortgage securing the property. In addition to the first mortgage, there is also a $7,750 B-note that is held by the Company.

(b) Coastal Grand-Myrtle Beach - Represents a first mortgage securing the property. In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the Company and its joint venture partner, each of which hold $9,000.

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Year Ended December 31, 2005


Top 25 Based On Percentage Of Total Revenues As Of December 31, 2005:

                                                                                                  Annual           Percentage
                                                             Number of                            Gross             of Total
                 Tenant                                        Stores       Square Feet        Rentals (1)          Revenues
           --------------------------------------------      ---------     -------------      -------------        -----------
    1      Limited Brands, Inc.                                 235          1,451,230         $49,816,597            5.6%
    2      Foot Locker, Inc.                                    193           760,487           28,743,398            3.2%
    3      The Gap, Inc.                                        106          1,052,246          24,849,474            2.8%
    4      Luxottica Group, S.P.A. (2)                           77           362,187           16,993,141            1.9%
    5      Abercrombie & Fitch, Co.                             197           479,638           16,737,262            1.9%
    6      AE Outfitters Retail Company                          73           384,206           15,162,552            1.7%
    7      Signet Group PLC (3)                                 104           158,906           14,502,975            1.6%
    8      Zale Corporation                                     148           148,800           13,637,113            1.5%
    9      JC Penney Co. Inc. (4)                                69          7,701,909          13,273,150            1.5%
    10     Finish Line, Inc.                                     68           356,479           12,948,490            1.5%
    11     New York & Company, Inc.                              45           348,612           11,031,050            1.2%
    12     The Regis Corporation                                198           230,075           11,014,242            1.2%
    13     Hallmark Cards, Inc.                                  88           309,068           10,310,067            1.2%
    14     The Children's Place Retail Stores, Inc. (5)          61           258,951           9,898,797             1.1%
    15     Genesco Inc. (6)                                     139           178,211           9,801,639             1.1%
    16     Charming Shoppes, Inc. (7)                            58           344,733           9,789,050             1.1%
    17     Pacific Sunwear of California                         81           279,350           9,625,585             1.1%
    18     Dick's Sporting Goods, Inc.                           11           654,686           9,085,563             1.0%
    19     Aeropostale, Inc.                                     66           223,772           8,736,517             1.0%
    20     Trans World Entertainment (8)                         50           259,060           8,364,797             0.9%
    21     Sun Capital Partners, Inc. (9)                        65           441,360           7,988,783             0.9%
    22     Federated Department Stores, Inc. (10)                86          6,228,826          7,951,723             0.9%
    23     Christopher & Banks, Inc.                             67           231,681           7,736,242             0.9%
    24     Claire's Stores, Inc.                                117           132,167           7,537,292             0.9%
    25     The Buckle, Inc.                                      44           214,094           7,377,496             0.8%
                                                             ---------     -------------      -------------        -----------
                                                               2,446        23,190,735         $342,912,995          38.5%
                                                             =========     =============      =============        ===========

(1) Includes annual minimum rent and tenant reimbursements based on amounts in effect at December 31, 2005.

(2)  Luxottica was previously Lenscrafters and Sunglass Hut. Luxottica purchased
     Cole  National   Corporation,   which  operates  Pearl  Vision  and  Things
     Remembered in October 2004.

(3) Signet Group was previously Sterling, Inc. They operate Kay Jewelers, Marks & Morgan, JB Robinson, Shaw's Jewelers, Osterman's Jewelers, LeRoy's Jewelers, Jared Jewelers, Belden Jewelers and Rogers Jewelers.

(4)  J.C. Penney owns 29 of these stores.

(5) The Children's Place Retail Stores, Inc. purchased The Disney Store in November 2004.

(6) Genesco Inc. operates Journey's, Jarman and Underground Station. Genesco purchased Hat World, which operates Hat World, Lids, Hat Zone and Cap Factory, as of April 2, 2004.

(7)  Charming Shoppes, Inc. operates Lane Bryant, Fashion Bug and Catherine's.

(8)  Trans World  Entertainment  operates FYE (formerly Camelot Music and Record
     Town) and Saturday Matinee.

(9) Sun Capital Partners, Inc. operates Sam Goody, Suncoast Motion Pictures, Musicland, Life Uniform, Anchor Blue, Mervyn's, Bruegger's Bagels, Wick's Furniture and the Mattress Firm. Musicland Group, wich includes Sam Goody and Suncoast, recently filed for bankruptcy under Chapter 11. They represent 178,776 square feet and $6,535,866 in total annual revenue.

(10) Federated Department Stores merged with May Company in 2005. They now operate After Hours Formalwear, Desmond's Formal Wear, Mithchell's Formal Wear, Tuxedo World, David's Bridal, Burdine's, Famous Barr, Foley's, Hecht's, Kaufmann's, Lazarus, L.S. Ayers, Macy's, Marshall Field's, Meier & Frank, Rich's-Macy's, Robinson's May, & The Jones Store.

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Year Ended December 31, 2005

Capital Expenditures for Three Months and Year Ended December 31 , 2005 (In thousands)

                                                        Three Months  Year To Date
                                                        --------------------------
Tenant allowances                                           $ 18,486     $ 52,773
                                                        ------------- ------------
Renovations                                                    5,391       27,514
                                                        ------------- ------------
Deferred maintenance:
   Parking lot and parking lot lighting                        4,731       12,360
   Roof repairs and replacements                               2,966       11,727
   Other capital expenditures                                  2,736        7,401
                                                        ------------- ------------
   Total deferred maintenancee expenditures                   10,433       31,488
                                                        ------------- ------------
Total capital expenditures                                  $ 34,310    $ 111,775
                                                        ============= ============

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades for enhancing our competitive position in the market area. A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings. The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants. We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period. The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants. Tenant allowances are recovered through minimum rents from the tenants over the term of the term of the lease.

Deferred Leasing Costs Capitalized
(In thousands)

                                                               2005         2004
                                                        ------------- ------------
Quarter ended:
   March 31,                                                   $ 374        $ 492
   June 30,                                                      699          242
   September 30,                                                 629          524
   December 31,                                                  581          628
                                                        ------------- ------------
                                                             $ 2,283      $ 1,886
                                                        ============= ============

                        CBL & Associates Properties, Inc.
                Supplemental Financial and Operating Information
             For the Three Months and Year Ended December 31, 2005

Properties Under Development at December 31, 2005
(Dollars in thousands)

                                                                             CBL's Share of
                                                                        --------------------------
                                                             Square        Total         Costs            Opening       Initial
 Property                               Location              Feet         Costs        To Date            Date         Yield
--------------------------------------  -----------------  ------------ ------------   -----------    ----------------  ------
Mall Expansions:
Burnsville Center - Phase II            Burnsville, MN          82,900     $ 13,000       $ 1,244        April-06          9%
Hanes Mall - Dick's Sporting Goods      Winston-Salem, NC       66,000       10,150         3,632         July-06         10%

Open-Air Centers:
Southaven Town Center - Gordman's       Southaven, MS           59,400        7,190         1,405        April-06          9%
Lakeview Point                          Stillwater, OK         207,300       21,095         5,940       October-06         9%
Gulf Coast Town Center - Phase II       Ft. Myers, FL          739,000      109,641 (a)    14,500 (a)   October-06         9%

Associated Centers:
The Plaza at Fayette - Phase I          Lexington, KY           73,400       24,414        15,058         July-06          9%
The Shoppes at St. Clair                Fairview Heights, IL    75,000       26,957         9,933        March-07          7%

Community Center:
High Pointe Commons                     Harrisburg, PA         297,100        7,271         2,787       October-06        10%

                                                           ------------ ------------   -----------
                                                             1,600,100    $ 219,718      $ 54,499
                                                           ============ ============   ===========

(a) Amounts shown are 100% of the cost and cost to date.